UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 19, 2005

                            ONETRAVEL HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                      1-8662                23-2265039
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(State or other jurisdiction   (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification No.)


            6836 Morrison Blvd., Ste. 200,
               Charlotte, North Carolina                       28211
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       (Address of principal executive offices)             (Zip Code)

                                 (704) 366-5054
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

On August 19, 2005, Michael D. Pruitt resigned his position as Vice Chairman of the Board of Directors of OneTravel Holdings, Inc. for personal reasons.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 19, 2005
                                        ONETRAVEL HOLDINGS, INC.


                                        By: /s/ Marc E. Bercoon
                                            ----------------------------
                                            Marc E. Bercoon,
                                            President